WESTCORE TRUST
Westcore MIDCO Growth Fund
Westcore Blue Chip Fund
Westcore Growth Fund
Westcore Small-Cap Opportunity Fund
Westcore Mid-Cap Value Fund
Westcore Select Fund
Westcore International Frontier Fund
Westcore Small-Cap Value Fund
Westcore Flexible Income Fund
Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund

SUPPLEMENT DATED NOVEMBER 27, 2006
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 28, 2006

The following information supplements and should be read in conjunction with the information provided in the Funds' Statement of Additional Information dated September 28, 2006.

  The last paragraph on page 13 regarding Commercial Paper investments within the section titled "Money Market Instruments (All Westcore Funds)" should be replaced with the following paragraph.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by all Westcore Funds, except Flexible Income Fund, in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A to the Statement of Additional Information. Westcore Flexible Income Fund may purchase all rated and unrated commercial paper.